Exhibit 99.3
[Form of Stock Certificate]
[Front of Certificate]
[LOGO]
Number __________                      Shares __________________
LODGENET ENTERTAINMENT CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN CHICAGO, ILLINOIS OR NEW YORK, NEW YORK
CUSIP 540211 10 9
This certifies that _________________________
Is the owner of ___________________________ FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF LODGENET ENTERTAINMENT CORPORATION
transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and the facsimile seal to be hereunto affixed.
Date:______________________
_____________________________
President and Chief Executive Officer
_____________________________
Secretary
[Seal]
COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE INVESTOR SERVICES, LLC,
TRANSFER AGENT AND REGISTRAR
By__________________________
     Authorized Signature

[Back of Certificate]
LodgeNet Entertainment Corporation
     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
     The Following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common	UNIF GIFT MIN ACT — ............. Custodian ............. (Cust) (Minor)

TEN ENT -as tenants by the entireties	under Uniform Gifts to Minors

JT TEN -as joint tenants with right of survivorship and not as tenants in common	Act .................................... (State)	.
Additional abbreviations may also be used though not in the above list.
For Value received _____________________________________________ hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

NAME AND ADDRESS OF ASSIGNEE SHOULD BE PRINTED OR TYPEWRITTEN)

_____________________________________________ Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ______________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution, the premises.

Dated: __________________________

_______________________________________ Signature

_______________________________________ Signature

Note: Signature(s) should be guaranteed by a qualified Medallion Guarantee member.
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between LodgeNet Entertainment Corporation (the “Company”) and Harris Trust and Savings Bank (the “Rights Agent”) dated as of March 5, 1997 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate Certificates and will no longer be evidenced by this Certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge within five days after receipt of a written request therefor. Under certain circumstances, Rights issued to Acquiring Persons (as defined in the Rights Agreement) or certain related Persons and any subsequent holder of such Rights may become null and void.